Other Pro Forma Transactions	12 Months Ended
Dec. 31, 2025
Other Pro Forma Transactions
Other Pro Forma Transactions

Note 4 – Other Pro Forma Transactions

Playverse Capital Contribution

In March 2026, Playverse received a capital contribution of ₩2.5 billion from Arania, representing 27.8% ownership in Playverse.

Conversion and Settlement of Convertible Notes

In January 2026, K Wave received notices of conversion from Anson Investments Master Fund LP and Anson East Master Fund LP in connection with the convertible notes.

Accordingly, K Wave issued an aggregate of 4,824,273 common shares upon conversion, including 3,857,634 shares to Anson Investments Master Fund LP and 966,639 shares to Anson East Master Fund LP.

In March 2026, K Wave received notices of conversion from Loeb & Loeb LLP in connection with the convertible notes. Accordingly, the Company issued an aggregate of 1,952,662 common shares upon conversion and the note was cancelled in its entirety.

On April 29, 2026, the Company entered into the amendment to Security Purchase Agreement. Pursuant to the agreement, the Company liquidated 88 Bitcoins and repaid part of Convertible notes issued to Anson Investments Master Fund LP and Anson East Master Fund LP. As a result of the liquidation, $6,952,000 was recovered and total loss of $2,863,108 incurred due to the investment in Bitcoins.

Borrowings of Play Company

On March 25, 2026, Play Company entered into the loan agreement with Hana Bank in the amount of ₩5,000,000 thousand, bearing interest at a variable annual rate equal to three-month Certificate of Deposit plus 2.396%. This borrowing is collateralized by 65,000 common shares of Playverse and 5,864,088 common shares of Hansol Inticube.

Recission of Play Company Acquisition

At the Company’s 2026 annual general meeting which is scheduled to occur on July 10, 2026, the Company’s shareholders will vote to approve, among other things, the termination of the Share Purchase Agreement (as amended, the “Share Purchase Agreement”), dated March 31, 2023 and effective January 3, 2025, pursuant to which the Company, through its wholly owned subsidiary, K Enter Holdings, Inc., purchased all of the issued and outstanding 83,418 shares of common stock of Play Company Co., Ltd. (“Play”). If this proposal is approved, the Company will enter into a recission and termination agreement (the “Play Recission Agreement”) with the former owner of Play, pursuant to which the parties will agree to rescind and terminate the Share Purchase Agreement. Under the terms of the Play Recission Agreement, the acquisition of Play would be unwound and treated as if the original transaction had not occurred. As part of the recission, the parties will also agree to mutually release each other from obligations arising under the Share Purchase Agreement, including the Company’s remaining obligation to pay approximately $25.0 million of unpaid purchase consideration.

Recission of Solaire Partners Acquisition

On May 29, 2026, the Company entered into a recission and termination agreement (the “Solaire Recission Agreement”) with former owners of Solaire Partners, pursuant to which the parties agreed to terminate and rescind the original share purchase agreement dated 2023. Under the terms of the Solaire Recission Agreement, the acquisition of Solaire is to be unwound and treated as if the original transaction had not occurred.